Hartford Life Insurance Company Separate Account Ten:

333-101925	Putnam Hartford Capital Manager (Series VIII/VIIIR)
333-101929	Putnam Hartford Capital Access (Series II/IIR)
333-101940	Putnam Hartford Capital Manager Edge (Series III/IIIR)
333-101946	Putnam Hartford Capital Manager Plus (Series II/IIR)
333-101952	Putnam Hartford Capital Manager Outlook (Series II/IIR)
333-69439	Putnam Hartford Capital Manager (Series VII)
Putnam Hartford AssetManager (Series I/IR)
333-50467	Putnam Hartford Capital Access (Series I/IR)
333-66939	Putnam Hartford Capital Manager Edge (Series I/IR)
Putnam Hartford Capital Manager Edge (Series II)
333-91929	Putnam Hartford Capital Manager Plus (Series I/IR)
333-39604	Putnam Hartford Capital Manager Outlook (Series I/IR)

Hartford Life and Annuity Insurance Company Separate Account Ten:

333-101926	Putnam Hartford Capital Manager (Series VIII/VIIIR)
333-101930	Putnam Hartford Capital Access (Series II/IIR)
333-101941	Putnam Hartford Capital Manager Edge (Series III/IIIR)
333-101947	Putnam Hartford Capital Manager Plus (Series II/IIR)
333-101953	Putnam Hartford Capital Manager Outlook (Series II/IIR)
333-69429	Putnam Hartford Capital Manager (Series VII)
333-50465	Putnam Hartford Capital Access (Series I/IR)
333-66935	Putnam Hartford Capital Manager Edge (Series I/IR)
Putnam Hartford Capital Manager Edge (Series II)
333-91931	Putnam Hartford Capital Manager Plus (Series I/IR)
333-39608	Putnam Hartford Capital Manager Outlook (Series I/IR)

Product Information Notice Dated December 9, 2008

Product Information Notice Dated December 9, 2008

Putnam Investment Management, LLC has recommended and the Fund’s board of trustees has approved, the mergers of the following Funds:

Merging Funds:	Into Acquiring Funds:
Putnam VT Capital Appreciation Fund	Putnam VT Investors Fund
Putnam VT Discovery Growth Fund	Putnam VT New Opportunities Fund
Putnam VT New Value Fund	Putnam VT Equity Income Fund
Putanm VT OTC & Emerging Growth Fund	Putnam VT Vista Fund

As a result, all assets of the merging Funds will be transferred into their acquiring Funds. Shareholders of the merging Funds will receive shares of their acquiring Funds.  The mergers are scheduled to take place at the close of business on or about February 13, 2009.  The merging Funds will close to new and subsequent Premium Payments and transfers of Contract Value, including program trades, at the close of business on February 11, 2009.

If at any time any of your Contract Value is invested in the merging Fund’s Sub-Account, the Contract Value will be invested in the acquiring Fund’s Sub-Account.  If any portion of your future Premium Payments is allocated to the merging Fund’s Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract.

Effective as of the close of business on February 13, 2009, any transaction that includes an allocation to the merging Fund’s Sub-Account will automatically be allocated to the acquiring Fund’s Sub-Account. Unless you direct us otherwise, if you are enrolled in any DCA, DCA Plus, InvestEase, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocation to the merging Fund’s Sub-Account, your enrollment will automatically be updated to reflect the acquiring Fund’s Sub-Account.

Upon completion of the proposed mergers, all information and references to the merging Funds would be deleted.

HV-7878